UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2006

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(CommissionFile Number)	(IRS Employer Identification Number)

235 Second Street
San Francisco, CA 94105
(Address of principal executive offices including zip code)

(415) 344-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On October 23, 2006, CNET Networks, Inc. (CNET) announced via press release CNET’s preliminary results for its second quarter ended September 30, 2006. A copy of CNET’s press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

On October 23, 2006, CNET issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(c)     Exhibits.

        The following exhibit is furnished with this report on Form 8-K:

        99.1        Press release dated October 23, 2006 by CNET Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2006

CNET Networks, Inc. By: /s/ GEORGE E. MAZZOTTA —————————————— Name: George E. Mazzotta Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Title
99.1	Press release dated October 23, 2006 by CNET Networks, Inc.